                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): April 21, 1994

                         LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             1-9466                               13-3216325
    (Commission File Number)           (IRS Employer Identification No.)


    3 World Financial Center
      New York, New York                            10285
    (Address of principal                         (Zip Code)
      executive offices)

                    Registrant's telephone number, including
                           area code: (212) 298-2000

                    ----------------------------------------

ITEM 5.     OTHER EVENTS.


FIRST QUARTER 1994 EARNINGS

     Filed herewith is preliminary and unaudited Selected Consolidated Financial Information of Lehman Brothers Holdings Inc. ("the Company"), for the quarter ended March 31, 1994, which information will be superseded by information contained in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1994.All adjustments which are, in the opinion of management, necessary for a fair presentation of the Selected Consolidated Financial Information for the period presented have been included.Certain amounts for first quarter 1993 reflect reclassifications to conform to the current period's presentation.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


        (c)     Exhibits

                The following Exhibits are filed as a part of this Report.


                           99.1 Consolidated Statement of Operations (Three Months Ended March 31, 1994) (Preliminary and Unaudited)

                           99.2       Selected Statistical Information
                                      (At March 31, 1994)
                                      (Preliminary and Unaudited)


        The Exhibit Index to this Report is incorporated hereinby reference.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LEHMAN BROTHERS HOLDINGS INC.




                                       BY:   /S/ ROBERT MATZA
                                          -------------------
                                             ROBERT MATZA
                                             CHIEF FINANCIAL OFFICER



DATE:  APRIL 26, 1994

                                EXHIBIT INDEX


EXHIBIT NO.                 EXHIBIT

Exhibit 99.1                Consolidated Statement of Operations
                            (Three Months Ended March 31, 1994)
                            (Preliminary and Unaudited)

Exhibit 99.2                Selected Statistical Information
                            (At March 31, 1994)
                            (Preliminary and Unaudited)